SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 18, 2003

(Date of earliest event reported)

CONNETICS CORPORATION

  (Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303 (Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS

The following Executive Officers of Registrant have adopted “plans” under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for trading shares of Registrant’s common stock, par value $0.001 per share, and/or exchangeable shares:

Rebecca S. Gardiner and C. Gregory Vontz

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

	By:	/s/ Katrina J. Church Katrina J. Church Executive Vice President, Legal Affairs General Counsel and Secretary

Dated: August 19, 2003